UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

FIBROGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36740	77-0357827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 Illinois Street
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 978-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of stockholders of FibroGen, Inc. (“FibroGen” or the “Company”) held on June 5, 2024, the stockholders voted on the five proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 24, 2024. The results of the matters voted upon at the meeting were:

(1)

All of the Class I nominees of the board of directors were elected to hold office until the Company’s 2027 annual meeting of stockholders. The nominees were: (i) Thane Wettig: 54,857,819 shares of Common Stock voted for, 428,789 withheld, and 17,738,031 broker non-votes; (ii) James A. Schoeneck: 53,143,223 shares of Common Stock voted for, 2,143,385 withheld, and 17,738,031 broker non-votes; and (iii) Maykin Ho, Ph.D.: 53,617,649 shares of Common Stock voted for, 1,668,959 withheld, and 17,738,031 broker non-votes.

The term of office of Class II directors Suzanne Blaug, Benjamin Cravatt, Ph.D., and Jeffrey L. Edwards continues until the Company’s 2025 annual meeting of stockholders. The term of office of Class III directors Aoife Brennan, M.B., B.Ch. and Gerald Lema, continues until the Company’s 2026 annual meeting of stockholders.

(2)	The stockholders approved the FibroGen, Inc. 2024 Equity Incentive Plan, attached hereto as Exhibit 10.1: 44,331,918 shares of Common Stock voted for, 10,837,159 against, and 117,531 abstaining.
(3)

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2024 definitive proxy statement filed on April 24, 2024: 53,461,963 shares of Common Stock voted for, 1,754,540 against, and 70,105 abstaining.

(4)

The stockholders ratified the selection of PricewaterhouseCoopers LLP, by the Audit Committee of the FibroGen board of directors, as the independent registered public accounting firm of the Company for the year ending December 31, 2024: 72,488,928 shares of Common Stock voted for, 198,593 against, and 337,118 abstaining.

(5)

The stockholders approved of holding a vote, on an advisory basis, on the compensation of the Company’s named executive officers Every Year: 54,847,163 shares of Common Stock voted for Every Year, 34,601 shares of Common Stock voted for Every Two Years, 293,672 shares of Common Stock voted for Every Three Years, and 111,172 abstaining.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	FibroGen, Inc. 2024 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FibroGen, Inc.

Date:	June 7, 2024	By:	/s/ Michael Lowenstein
Michael Lowenstein Chief Legal Officer